Exhibit 10.3

GUARANTY AND SECURITY AGREEMENT

This Guaranty and Security Agreement, dated as of September 13, 2022 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Security Agreement”), made by and among Augusta Gold Corp., a Delaware corporation, (the “Company”), Bullfrog Mines LLC, a Delaware limited liability company (“Bullfrog”), CR Reward LLC, a Nevada limited liability company (“Reward”), Rocky Mountain Minerals Corp., a Nevada corporation (“RMMC”), Standard Gold Corp., a Nevada (“Standard”), and Augusta Gold (BC) Corp. (“Augusta BC”, together with the Company, Bullfrog, Reward, RMMC, and Standard, the “Grantors”)(each of Bullfrog, Reward, RMMC, Standard and Augusta BC, a “Guarantor”), Augusta Investments Inc. (the “Lender”) and such other parties as may become Secured Parties from time to time party hereto (each of the Lender and such additional parties, a “Secured Party” and collectively, the “Secured Party”, as the context may require).

RECITALS

WHEREAS, pursuant to that certain Secured Promissory Note Purchase Agreement dated as of September 13, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”), among the Company, as issuer, and Lender, as purchaser, the Company has agreed to issue and sell, and Lender has agreed to purchase, a Secured Promissory Note upon the terms and subject to the conditions set forth therein (the “Note”);

WHEREAS, this Security Agreement is given by the Grantors in favor of the Secured Parties to secure the payment and performance of all of the Secured Obligations (as defined below); and

WHEREAS, it is a condition to the execution and delivery of the Purchase Agreement and to the obligations of the Lender to purchase the Note from and after the date of this Security Agreement that the Grantors execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.        Definitions.

(a)        Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

(b)        Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Security Agreement.

(c)        Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(d)        For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

1

“Default” shall mean any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Event of Default” has the meaning set forth in the Note, as applicable.

“Excluded Property” shall mean any (i) general intangible, lease, license, contract or agreement to which a Grantor is a party, and any of its rights or interests thereunder, only and solely to the extent that a security interest therein is prohibited by or in violation of (x) any applicable law, or (y) a term, provision or condition of any such general intangible, lease, license, contract or agreement (unless in each case, such applicable law, term, provision or condition would be rendered ineffective with respect to the creation of such security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), (ii) fixed or capital assets (including equipment) owned by a Grantor that is subject to a purchase money lien or a capital lease obligation, if (but only to the extent that and only for so long as such purchase money indebtedness or capital lease restricts the granting of a lien therein to Secured Party) the grant of a security interest therein would constitute a violation of a valid and enforceable restriction in the related purchase money or capital lease documentation (unless any required consents shall have been obtained), and (iii) monies, checks, securities or other items on deposit or otherwise held in deposit accounts or trust accounts specifically and exclusively used for payroll, payroll taxes, deferred compensation and other employee wage and benefit payments to or for the direct benefit of a Grantor’s employees; provided, however, that the foregoing shall cease to be treated as “Excluded Property” (and shall constitute Collateral) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, such security interest shall attach immediately to any portion of such general intangible, lease, license, contract or agreement not subject to the prohibitions specified in (x) or (y) above, provided, that Excluded Property shall not include any Proceeds (to the extent such Proceeds are not Excluded Property) of any such general intangible, lease, license, contract, property, equipment or agreement or any goodwill of a Grantor’s business associated therewith or attributable thereto.

2

“Proceeds” means “proceeds” as such term is defined in Section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Secured Obligations” has the meaning set forth in Section 3.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Texas or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.       Grant of Security Interest. Each Grantor hereby grants to the Secured Party a first priority security interest in all of the following property, whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, wherever located (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of its Secured Obligations:

(a)        all Accounts;

(b)        all Chattel Paper;

(c)        all Contracts;

(d)        all Deposit Accounts and all moneys;

(e)        all Documents;

(f)         all Equipment;

(g)        all General Intangibles;

(h)        all Instruments;

(i)         all Intellectual Property;

(j)         all Inventory;

(k)        all Investment Property;

(l)         all Letter-of-Credit Rights;

(m)       all Farm Products;

3

(n)        all Goods and other property not otherwise described above (except for any property specifically excluded from any defined term used in any clause of this section above);

(o)        all books and records pertaining to the Collateral;

(p)        all Commercial Tort Claims; and

(q)        to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding the foregoing, “Collateral” shall not include any Excluded Property.

3.        Secured Obligations. The Collateral secures the due and prompt payment and performance of:

(a)        the obligations of such Grantor from time to time arising under the Purchase Agreement, the Note, this Security Agreement, any other Loan Documents or otherwise with respect to the due and prompt payment of (i) the principal of and interest on the Note (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of such Grantor under or in respect of the Purchase Agreement, the Note, this Security Agreement, or any other Loan Documents; and

(b)        all other covenants, duties, debts, obligations and liabilities of any kind of such Grantor under or in respect of the Purchase Agreement, the Note, this Security Agreement, or any other Loan Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in this Section 3 being herein collectively called the “Secured Obligations”).

4.         Perfection of Security Interest and Further Assurances.

(a)        Each Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the first priority security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. Each Grantor agrees to provide all information required by the Secured Party pursuant to this Section within a reasonable amount of time to the Secured Party upon request.

4

(b)        Each Grantor agrees that at any time and from time to time, at the expense of such Grantor, such Grantor will: (i) upon Secured Party’s request, take all reasonably necessary action in order to grant to Secured Party a first priority security interest in Grantor’s real estate; (ii) upon Grantor’s filing of any commercial tort claim, promptly notify the Secured Party thereof; and (iii) within a reasonable amount of time, execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5.          Secured Party Appointed Attorney-in-Fact. Each Grantor hereby appoints the Secured Party the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time during the continuance of an Event of Default in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement (but the Secured Party shall not be obligated to and shall have no liability to such Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

6.          Secured Party May Perform. If a Grantor fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation (solely to the extent necessary to preserve the existence of its security interest in the Collateral), and the expenses of the Secured Party incurred in connection therewith shall be payable by such Grantor; provided that the Secured Party shall not be required to perform or discharge any obligation of a Grantor.

7.          Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve a Grantor from the performance of any obligation on a Grantor’s part to be performed or observed in respect of any of the Collateral.

8.          Remedies Upon Default.

(a)       If any Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Grantors, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided in Section 12 hereof ten days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. Each Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. The Secured Party shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

5

(b)        If the Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, each Grantor agrees that, upon request of the Secured Party, such Grantor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

9.          No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 11), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

10.        Security Interest Absolute. Each Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations of each Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)         any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)         any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Purchase Agreement, this Security Agreement, the Note, the other Loan Documents or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)         any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

6

(d)         any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)         any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f)          any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Grantor against the Secured Party; or

(g)         any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Note or any existence of or reliance on any representation by the Secured Party that might vary the risk of a Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, a Grantor or any other grantor, guarantor or surety.

11.       Guarantee.

(a)      To induce the Lender to purchase the Note, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, of all the Secured Obligations of the Company and the other Guarantors whether existing on the date hereof or hereinafter incurred or created (the “Guarantor Obligations”). The Guarantor Obligations shall include, without limitation, interest accruing at the then applicable rate provided in the Note after the maturity thereof and interest accruing at the then applicable rate provided in the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Purchase Agreement, the Note, this Security Agreement or any other Loan Documents, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Lender that are required to be paid by the Company pursuant to the terms of any of the foregoing agreements) and all obligations and liabilities of such Guarantor that arise or may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Lender that are required to be paid by such Guarantor pursuant to the terms of any such Loan Document). Each Guarantor’s Guarantee hereunder constitutes a guarantee of payment and not of collection.

(b)        Any term or provision of this Security Agreement or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Guarantor shall be liable hereunder shall not exceed the maximum amount for which such Guarantor can be liable without rendering the obligations of such Guarantor under this Guarantee or any other Loan Document, as it relates to such Guarantor, subject to avoidance under applicable laws relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, the Uniform Voidable Transactions Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable laws) (collectively, the “Fraudulent Transfer Laws”). Any analysis of the provisions of this Guarantee for purposes of the Fraudulent Transfer Laws shall take into account the right of contribution established in Section 11(f) hereof and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under this Guarantee.

7

(c)          Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of any Secured Party hereunder.

(d)          This Guarantee shall remain in full force and effect until the Termination Date occurs.

(e)          No payment made by the Company, any of the Guarantors, any other guarantor or any other person or received or collected by the Lender from the Company, any of the Guarantors, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, and each Guarantor shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Guarantor Obligations), remain liable for the Guarantor Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date occurs.

(f)           Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 11(g) hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Lender, and each Guarantor shall remain liable to the Lender for the full amount guaranteed by such Guarantor hereunder.

(g)          Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor under this Guarantee, until the Termination Date occurs. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by such Guarantor for the benefit of the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender, if required), to be applied against the Secured Obligations, whether matured or unmatured.

(h)          Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guarantor Obligations made by the Lender may be rescinded by the Lender and any of the Guarantor Obligations continued, and the Guarantor Obligations, or the liability of any other person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Purchase Agreement and the other Loan Documents, and any other documents executed and delivered in connection therewith may be amended, amended and restated, supplemented or otherwise modified or terminated, in whole or in part, as the Lender may deem advisable from time to time in accordance with the Purchase Agreement, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Guarantor Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Guarantor Obligations or for this Guarantee or any property subject thereto.

8

(i)           Each Guarantor waives to the fullest extent permitted by applicable law any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of the guarantee contained in this Section 11. The Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee and all dealings between the Company and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor, to the fullest extent permitted by applicable law, waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Secured Obligations, other than in connection with any cure periods applicable to the Company. Each Guarantor waives, to the fullest extent permitted by applicable law, any right such Guarantor may now have or hereafter acquire to revoke, rescind, terminate or limit (except as expressly provided herein) this Guarantee or any of its obligations hereunder. Each Guarantor understands and agrees, to the fullest extent permitted by applicable law, that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Purchase Agreement or any other Loan Documents, any of the Guarantor Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any other person against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company with respect to any Secured Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company any other Guarantor or any other person or against any collateral security or guarantee for the Guarantor Obligations or any right of offset with respect thereto, and any failure by the Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(j)           This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guarantor Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

9

(k)          Each Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in United States dollars in the manner for payments set forth in the Note.

12.        Amendments. None of the terms or provisions of this Security Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Grantors, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

13.        Addresses For Notices. All notices and other communications provided for in this Security Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Purchase Agreement, and addressed to the respective parties at their addresses as specified in the Purchase Agreement (with notice to any Grantor being made to the address for the Company therein) or as to either party at such other address as shall be designated by such party in a written notice to each other party.

14.        Continuing Security Interest; Further Actions. This Security Agreement shall create a continuing lien on and security interest in the Collateral and shall (a) subject to Section 14, remain in full force and effect until payment and performance in full of the Secured Obligations (and termination of the Notes), (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns; provided that the Grantor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

15.        Termination; Release. On the date on which all Secured Obligations have been indefeasibly paid and performed in full in cash (the “Termination Date”), the Secured Party will, at the request and sole expense of the Grantors, (a) duly assign, transfer and deliver to or at the direction of the Grantors (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Grantors a proper instrument or instruments acknowledging the satisfaction and termination of this Security Agreement.

16.        Governing Law. This Security Agreement shall be governed by and construed under the laws of the State of Delaware. FURTHER, BOTH THE COMPANY AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS NOTE.

17.        Counterparts. This Security Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

18.        Integration. The Purchase Agreement, this Security Agreement, the Note and the other Loan Documents constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. The Recitals to this Agreement are hereby incorporated by reference and made a part of this Security Agreement for all purposes.

10

19.        Titles and Subtitles. The titles and subtitles used in this Security Agreement are used for convenience only and are not to be considered in construing or interpreting this Security Agreement.

20.        Interpretation. For purposes of this Security Agreement (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Security Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Security Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

21.        Assignment. No party may assign or transfer this Security Agreement without the express written consent of the other party. This Security Agreement shall inure to the benefit of, and be binding upon, the parties and their permitted assigns.

[Signature Pages Follow]

11

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AUGUSTA GOLD CORP.,
a Delaware corporation, as a Grantor

By:	/s/ Purni Parikh
Name:	Purni Parikh
Title:	Sr. VP, Corp. Affairs & Corp. Secretary

BULLFROG MINES LLC,
a Delaware limited liability company, as a Guarantor and Grantor

By:	/s/ Purni Parikh
Name:	Purni Parikh
Title:	Secretary

CR REWARD LLC,
a Nevada limited liability company, as a Guarantor and Grantor

By:	/s/ Purni Parikh
Name:	Purni Parikh
Title:	Secretary

ROCKY MOUNTAIN MINERALS CORP.,
a Nevada corporation, as a Guarantor and Grantor

By:	/s/ Tom Ladner
Name:	Tom Ladner
Title:	Secretary

STANDARD GOLD CORP.,
a Nevada corporation, as a Guarantor and Grantor

By:	/s/ Tom Ladner
Name:	Tom Ladner
Title:	Secretary

AUGUSTA GOLD (BC) CORP.,
a British Columbia corporation, as a Guarantor Grantor

By:	/s/ Purni Parikh
Name:	Purni Parikh
Title:	Secretary

[Signature Page to Guaranty and Security Agreement]

SECURED PARTY

AUGUSTA INVESTMENTS INC.

By:	/s/ Richard Warke
Name:	Richard Warke
Title:	Director

[Signature Page to Guaranty and Security Agreement]